RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of January, 2000, by and between Fidelity Management & Research (Far East), Inc., a
Massachusetts corporation (the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese corporation (the
"Japan Sub-Advisor").

 WHEREAS, Fidelity Management & Research Company, a
Massachusetts corporation (the "Advisor"), has entered into a Management Contract (the "Management Contract") with
Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Fidelity Advisor Asset
Allocation Fund (the "Portfolio"), pursuant to which the Advisor acts as investment advisor to the Portfolio; and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

 WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

 1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such non-discretionary investment advisory and research services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor pursuant to the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolio.

(a) INVESTMENT ADVICE: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

(b) SUBSIDIARIES AND AFFILIATES: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust, the Advisor and the Sub-Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor, as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.
3. Compensation: For the services provided under this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.
4. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract.
5. Interested Persons: It is understood (i) that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise, (ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in the Trust as a shareholder or otherwise.
6.  Services to Other Companies or Accounts:  The services
of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to
meet all of its obligations hereunder.   The Japan Sub-
Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Trust.
7.  Standard of Care:  In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course, of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
8.  Liability.  Notwithstanding anything in this Agreement
to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and the Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or the Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.
9.  Duration and Termination of Agreement; Amendments:
(a)  Subject to prior termination as provided in
subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 2000 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting
securities of the Portfolio.
(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the
1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
(c)  In addition to the requirements of subparagraphs (a)
and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who
are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60)
days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
11.  Governing Law:  This Agreement shall be governed by,
and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities,"
"assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

BY:   /s/Billy Wilder
         Billy Wilder
         President


RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of January, 2000, by and between Fidelity Management & Research (Far East), Inc., a
Massachusetts corporation (the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese corporation (the
"Japan Sub-Advisor").

 WHEREAS, Fidelity Management & Research Company, a
Massachusetts corporation (the "Advisor"), has entered into a Management Contract (the "Management Contract") with
Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Fidelity Advisor
Balanced Fund (the "Portfolio"), pursuant to which the Advisor acts as investment advisor to the Portfolio; and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

 WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

 1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such non-discretionary investment advisory and research services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor pursuant to the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolio.

(a) INVESTMENT ADVICE: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

(b) SUBSIDIARIES AND AFFILIATES: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust, the Advisor and the Sub-Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor, as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.
3. Compensation: For the services provided under this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.
4. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract.
5. Interested Persons: It is understood (i) that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise, (ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in the Trust as a shareholder or otherwise.
6.  Services to Other Companies or Accounts:  The services
of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to
meet all of its obligations hereunder.   The Japan Sub-
Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Trust.
7.  Standard of Care:  In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course, of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
8.  Liability.  Notwithstanding anything in this Agreement
to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and the Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or the Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.
9.  Duration and Termination of Agreement; Amendments:
(a)  Subject to prior termination as provided in
subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 2000 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting
securities of the Portfolio.
(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the
1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
(c)  In addition to the requirements of subparagraphs (a)
and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who
are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60)
days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
11.  Governing Law:  This Agreement shall be governed by,
and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities,"
"assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

BY:  /s/Billy Wilder
        Billy Wilder
        President


RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of January, 2000, by and between Fidelity Management & Research (Far East), Inc., a
Massachusetts corporation (the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese corporation (the
"Japan Sub-Advisor").

 WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (the "Advisor"), has entered into a Management Contract (the "Management Contract") with Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Fidelity Advisor Dividend Growth Fund (the "Portfolio"), pursuant to which the Advisor acts as investment advisor to the Portfolio; and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

 WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

 1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such non-discretionary investment advisory and research services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor pursuant to the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolio.

(a) INVESTMENT ADVICE: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

(b) SUBSIDIARIES AND AFFILIATES: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust, the Advisor and the Sub-Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor, as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.
3. Compensation: For the services provided under this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.
4. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract.
5. Interested Persons: It is understood (i) that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise, (ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in the Trust as a shareholder or otherwise.
6.  Services to Other Companies or Accounts:  The services
of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to
meet all of its obligations hereunder.   The Japan Sub-
Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Trust.
7.  Standard of Care:  In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course, of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
8.  Liability.  Notwithstanding anything in this Agreement
to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and the Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or the Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.
9.  Duration and Termination of Agreement; Amendments:
(a)  Subject to prior termination as provided in
subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 2000 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting
securities of the Portfolio.
(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the
1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
(c)  In addition to the requirements of subparagraphs (a)
and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who
are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60)
days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
11.  Governing Law:  This Agreement shall be governed by,
and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities,"
"assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
BY:  /s/Laura B. Cronin
        Laura B. Cronin
         Treasurer
FIDELITY INVESTMENTS JAPAN LIMITED
BY:  /s/Billy Wilder
        Billy Wilder
        President


RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of January, 2000, by and between Fidelity Management & Research (Far East), Inc., a
Massachusetts corporation (the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese corporation (the
"Japan Sub-Advisor").

 WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (the "Advisor"), has entered into a Management Contract (the "Management Contract") with Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Fidelity Advisor Equity Growth Fund (the "Portfolio"), pursuant to which the Advisor acts as investment advisor to the Portfolio; and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

 WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

 1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such non-discretionary investment advisory and research services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor pursuant to the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolio.

(a) INVESTMENT ADVICE: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

(b) SUBSIDIARIES AND AFFILIATES: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust, the Advisor and the Sub-Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor, as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.
3. Compensation: For the services provided under this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.
4. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract.
5. Interested Persons: It is understood (i) that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise, (ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in the Trust as a shareholder or otherwise.
6.  Services to Other Companies or Accounts:  The services
of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to
meet all of its obligations hereunder.   The Japan Sub-
Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Trust.
7.  Standard of Care:  In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course, of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
8.  Liability.  Notwithstanding anything in this Agreement
to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and the Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or the Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.
9.  Duration and Termination of Agreement; Amendments:
(a)  Subject to prior termination as provided in
subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 2000 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting
securities of the Portfolio.
(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the
1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
(c)  In addition to the requirements of subparagraphs (a)
and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who
are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60)
days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
11.  Governing Law:  This Agreement shall be governed by,
and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities,"
"assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

BY:  /s/Billy Wilder
        Billy Wilder
        President


RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of January, 2000, by and between Fidelity Management & Research (Far East), Inc., a
Massachusetts corporation (the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese corporation (the
"Japan Sub-Advisor").

 WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (the "Advisor"), has entered into a Management Contract (the "Management Contract") with Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Fidelity Advisor Equity Income Fund (the "Portfolio"), pursuant to which the Advisor acts as investment advisor to the Portfolio; and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

 WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

 1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such non-discretionary investment advisory and research services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor pursuant to the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolio.

(a) INVESTMENT ADVICE: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

(b) SUBSIDIARIES AND AFFILIATES: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust, the Advisor and the Sub-Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor, as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.
3. Compensation: For the services provided under this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.
4. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract.
5. Interested Persons: It is understood (i) that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise, (ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in the Trust as a shareholder or otherwise.
6.  Services to Other Companies or Accounts:  The services
of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to
meet all of its obligations hereunder.   The Japan Sub-
Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Trust.
7.  Standard of Care:  In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course, of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
8.  Liability.  Notwithstanding anything in this Agreement
to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and the Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or the Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.
9.  Duration and Termination of Agreement; Amendments:
(a)  Subject to prior termination as provided in
subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 2000 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting
securities of the Portfolio.
(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the
1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
(c)  In addition to the requirements of subparagraphs (a)
and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who
are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60)
days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
11.  Governing Law:  This Agreement shall be governed by,
and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities,"
"assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

BY:  /s/Billy Wilder
        Billy Wilder
        President


RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of January, 2000, by and between Fidelity Management & Research (Far East), Inc., a
Massachusetts corporation (the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese corporation (the
"Japan Sub-Advisor").

 WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (the "Advisor"), has entered into a Management Contract (the "Management Contract") with Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Fidelity Advisor Growth & Income Fund (the "Portfolio"), pursuant to which the Advisor acts as investment advisor to the Portfolio; and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

 WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

 1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such non-discretionary investment advisory and research services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor pursuant to the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolio.

(a) INVESTMENT ADVICE: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

(b) SUBSIDIARIES AND AFFILIATES: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust, the Advisor and the Sub-Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor, as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.
3. Compensation: For the services provided under this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.
4. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract.
5. Interested Persons: It is understood (i) that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise, (ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in the Trust as a shareholder or otherwise.
6.  Services to Other Companies or Accounts:  The services
of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to
meet all of its obligations hereunder.   The Japan Sub-
Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Trust.
7.  Standard of Care:  In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course, of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
8.  Liability.  Notwithstanding anything in this Agreement
to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and the Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or the Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.
9.  Duration and Termination of Agreement; Amendments:
(a)  Subject to prior termination as provided in
subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 2000 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting
securities of the Portfolio.
(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the
1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
(c)  In addition to the requirements of subparagraphs (a)
and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who
are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60)
days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
11.  Governing Law:  This Agreement shall be governed by,
and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities,"
"assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

BY:  /s/Billy Wilder
        Billy Wilder
        President

RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of January, 2000, by and between Fidelity Management & Research (Far East), Inc., a
Massachusetts corporation (the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese corporation (the
"Japan Sub-Advisor").

 WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (the "Advisor"), has entered into a Management Contract (the "Management Contract") with Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Fidelity Advisor Growth Opportunities Fund (the "Portfolio"), pursuant to which the Advisor acts as investment advisor to the Portfolio; and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

 WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

 1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such non-discretionary investment advisory and research services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor pursuant to the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolio.

(a) INVESTMENT ADVICE: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

(b) SUBSIDIARIES AND AFFILIATES: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2.  Information to be Provided to the Trust, the Advisor and
the
Sub-Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor, as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.
3. Compensation: For the services provided under this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.
4. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract.
5. Interested Persons: It is understood (i) that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise, (ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in the Trust as a shareholder or otherwise.
6.  Services to Other Companies or Accounts:  The services
of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to
meet all of its obligations hereunder.   The Japan Sub-
Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Trust.
7.  Standard of Care:  In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course, of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
8.  Liability.  Notwithstanding anything in this Agreement
to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and the Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or the Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.
9.  Duration and Termination of Agreement; Amendments:
(a)  Subject to prior termination as provided in
subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 2000 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the
1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
(c)  In addition to the requirements of subparagraphs (a)
and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who
are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60)
days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
11.  Governing Law:  This Agreement shall be governed by,
and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities,"
"assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

BY:  /s/Billy Wilder
        Billy Wilder
        President


RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of January, 2000 by and between Fidelity Management & Research (Far East), Inc., a
Massachusetts corporation (the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese corporation (the
"Japan Sub-Advisor").

 WHEREAS, Fidelity Management & Research Company, a
Massachusetts corporation (the "Advisor"), has entered into a Management Contract (the "Management Contract") with
Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Fidelity Advisor Large
Cap Fund (the "Portfolio"), pursuant to which the Advisor acts as investment advisor to the Portfolio; and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

 WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

 1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such non-discretionary investment advisory and research services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor pursuant to the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolio.

(a) INVESTMENT ADVICE: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

(b) SUBSIDIARIES AND AFFILIATES: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust, the Advisor and the Sub-Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor, as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.
3. Compensation: For the services provided under this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.
4. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract.
5. Interested Persons: It is understood (i) that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise, (ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in the Trust as a shareholder or otherwise.
6.  Services to Other Companies or Accounts:  The services
of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to
meet all of its obligations hereunder.   The Japan Sub-
Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Trust.
7.  Standard of Care:  In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course, of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
8.  Liability.  Notwithstanding anything in this Agreement
to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and the Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or the Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.
9.  Duration and Termination of Agreement; Amendments:
(a)  Subject to prior termination as provided in
subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 2000 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting
securities of the Portfolio.
(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the
1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
(c)  In addition to the requirements of subparagraphs (a)
and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who
are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60)
days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
11.  Governing Law:  This Agreement shall be governed by,
and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities,"
"assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

BY:  /s/Billy Wilder
        Billy Wilder
        President

RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.
AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of January, 2000 by and between Fidelity Management & Research (Far East), Inc., a
Massachusetts corporation (the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese corporation (the
"Japan Sub-Advisor").

 WHEREAS, Fidelity Management & Research Company, a
Massachusetts corporation (the "Advisor"), has entered into a Management Contract (the "Management Contract") with
Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Fidelity Advisor Mid
Cap Fund (the "Portfolio"), pursuant to which the Advisor acts as investment advisor to the Portfolio; and

 WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

 WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

 1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such non-discretionary investment advisory and research services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor pursuant to the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolio.

(a) INVESTMENT ADVICE: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

(b) SUBSIDIARIES AND AFFILIATES: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust, the Advisor and the
Sub-Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor, as the Trust's Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.
3. Compensation: For the services provided under this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.
4. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract.
5. Interested Persons: It is understood (i) that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise, (ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Trust, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in the Trust as a shareholder or otherwise.

6. Services to Other Companies or Accounts: The services of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to
meet all of its obligations hereunder.   The Japan Sub-
Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Trust.

7. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course, of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Liability. Notwithstanding anything in this Agreement to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and the Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or the Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.

9.  Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 2000 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
(b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor, the Japan Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
(d) Either the Advisor, the Sub-Advisor, the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Japan Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Japan Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Japan Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities,"
"assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC.

BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

 BY:  /s/Billy Wilder
         Billy Wilder
         President


RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR EAST), INC. AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of January, 2000 by and between Fidelity Management & Research (Far East), Inc., a
Massachusetts corporation (the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese corporation (the
"Japan SubAdvisor").

 WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (the "Advisor"), has entered into a Management Contract (the "Management Contract") with Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Fidelity Advisor Retirement Growth Fund (the "Portfolio"), pursuant to which the Advisor acts as investment advisor to the Portfolio; and

 WHEREAS, the Sub-Advisor has entered into a SubAdvisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the SubAdvisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

 WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

      1.  Delegation of Duties:  Pursuant to paragraph
1(c) of the Sub-Advisory Agreement, the SubAdvisor hereby delegates to the Japan SubAdvisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such non discretionary investment advisory and research services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor pursuant to the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the
salaries and fees of all personnel
of the Japan Sub-Advisor performing
such services on behalf of the
Portfolio.

(a)  INVESTMENT ADVICE:  In
connection with the performance of
such services, the Japan Sub-
Advisor shall furnish to the Advisor
and the SubAdvisor such factual
information, research reports and
investment recommendations as Advisor
or the Sub-Advisor may reasonably
require. Such information may include
written and oral reports and
analyses. All such reports,
recommendations, analyses and other
information may be used, transferred,
assigned or sold by the Sub-Advisor,
in its sole discretion, without the
consent of the Japan Sub-Advisor.

(b)  SUBSIDIARIES AND AFFILIATES:
The Japan SubAdvisor may perform any
or all of the services contemplated
by this Agreement directly or through
such of its subsidiaries or other
affiliated persons as the Japan Sub-
Advisor shall determine; provided,
however, that performance of such
services through such subsidiaries or
other affiliated persons shall have
been approved by the Trust to the
extent required pursuant to the 1940
Act and rules thereunder.

2.  Information to be Provided to the
Trust, the Advisor and the Sub-
Advisor:  The Japan SubAdvisor shall
furnish such reports, evaluations,
information or analyses to the Trust,
the Advisor, and the Sub-Advisor, as
the Trust's Board of Trustees, the
Advisor or the Sub-Advisor may
reasonably request from time to time,
or as the Japan Sub-Advisor may deem
to be desirable. 3.  Compensation:
For the services provided under this
Agreement, the Sub-Advisor agrees to
pay the Japan Sub-Advisor a monthly
fee equal to 100% of the Japan Sub-
Advisor's costs incurred in
connection with rendering the
services provided hereunder.  The
Japan Sub-Advisor's fee shall not be
reduced to reflect expense
reimbursements or fee waivers by the
Sub-Advisor or the Advisor, if any,
in effect from time to time.
4.  Expenses:  It is understood that
the Portfolio will pay all of its
expenses other than those expressly
stated to be payable by the Japan Sub-
Advisor hereunder, by the Sub-Advisor
under the Sub-Advisory Agreement or
by the Advisor under the Management
Contract.
5.  Interested Persons:  It is
understood (i) that Trustees,
officers, and shareholders of the
Trust are or may be or become
interested in the Advisor, the Sub-
Advisor or the Japan Sub-Advisor as
directors, officers or otherwise,
(ii) that directors, officers and
stockholders of the Advisor, the Sub-
Advisor or the Japan Sub-Advisor are
or may be or become similarly
interested in the Trust, and (iii)
that the Advisor, the SubAdvisor or
the Japan Sub-Advisor are or may be
or become interested in the Trust as
a shareholder or otherwise.
6.  Services to Other Companies or
Accounts:  The services of the Japan
Sub-Advisor to the SubAdvisor are not
to be deemed to be exclusive, the
Japan Sub-Advisor being free to
render services to others and engage
in other activities, provided,
however, that such other services and
activities do not, during the term of
this Agreement, interfere in a
material manner, with the Japan Sub-
Advisor's ability to meet all of
its obligations hereunder.   The Japan
SubAdvisor shall for all purposes be
an independent contractor and not an
agent or employee of the Sub-Advisor,
the Advisor or the Trust.
7.  Standard of Care:  In the absence
of willful misfeasance, bad faith,
gross negligence or reckless disregard
of obligations or duties hereunder on
the part of the Japan Sub-Advisor, the
Japan Sub-Advisor shall not be subject
to liability to the Sub-Advisor, the
Advisor, the Trust or to any
shareholder of the Portfolio for any
act or omission in the course, of or
connected with, rendering services
hereunder or for any losses that may
be sustained in the purchase, holding
or sale of any security.
8.  Liability.  Notwithstanding
anything in this Agreement to the
contrary, it is understood that the
Sub-Advisor shall remain liable to the
Advisor and the Portfolio under the
Sub-Advisory
Agreement for the acts and omissions
of Japan SubAdvisor taken in the
course of the performance of the Japan
Sub-Advisor's duties hereunder to the
same extent as would be the case had
the SubAdvisor performed such acts or
omissions itself, provided, however,
that to the extent the SubAdvisor
suffers a loss to the Advisor or the
Portfolio as a result of or arising
out of such acts or omissions of the
Japan Sub-Advisor, the Sub-Advisor
shall be entitled to seek redress
against the Japan Sub-Advisor in
accordance with the terms hereof.
9.  Duration and Termination of
Agreement; Amendments:
(a)  Subject to prior termination as
provided in subparagraph (d) of this
paragraph 9, this Agreement shall
continue in force until July 31, 2000
and indefinitely thereafter, but only
so
long as the
continuance after such period shall
be specifically approved at least
annually by vote of the Trust's Board
of Trustees or by vote of a majority
of the outstanding voting securities
of the Portfolio.
(b)  This Agreement may be modified
by mutual consent of the Advisor, the
Sub-Advisor, the Japan Sub-Advisor
and the Portfolio subject to the
provisions of Section 15 of the 1940
Act, as modified by or interpreted by
any applicable order or orders of the
Securities and Exchange Commission
(the "Commission") or any rules or
regulations adopted by, or
interpretative releases of, the
Commission.
(c)  In addition to the requirements
of subparagraphs (a) and (b) of this
paragraph 9, the terms of any
continuance or modification of this
Agreement must have been approved by
the vote of a majority of those
Trustees of the Trust who are not
parties to this Agreement or
interested persons of any such party,
cast in person at a meeting called
for the purpose of voting on such
approval.
(d)  Either the Advisor, the Sub-
Advisor, the Japan Sub-Advisor or the
Portfolio may, at any time on sixty
(60) days' prior written notice to
the other parties, terminate this
Agreement, without payment of any
penalty, by action of its
Board of Trustees or Directors, or
with respect to the Portfolio by vote
of a majority of its outstanding
voting securities.  This Agreement
shall terminate automatically in the
event of its assignment.
10.  Limitation of Liability:  The
Japan SubAdvisor is hereby expressly
put on notice of the limitation of
shareholder liability as set forth in
the Declaration of Trust or other
organizational document of the Trust
and agrees that any obligations of
the Trust or the Portfolio arising in
connection with this Agreement shall
be limited in all cases to the
Portfolio and its assets, and the
Japan SubAdvisor shall not seek
satisfaction of any such obligation
from the shareholders or any
shareholder of the Portfolio.  Nor
shall the Japan Sub-Advisor seek
satisfaction of any such obligation
from the Trustees or any individual
Trustee.
11.  Governing Law:  This Agreement
shall be governed by, and construed
in accordance with, the laws of the
Commonwealth of Massachusetts,
without giving effect to the choice
of laws provisions thereof.
  The terms "registered investment
           company," "vote
of a majority of the outstanding
voting securities," "assignment," and
"interested person," when used
herein, shall have the respective
meanings specified in the 1940 Act as
now in effect or as hereafter
amended.
IN WITNESS WHEREOF the parties hereto
                have
caused this instrument to be signed
in their behalf by their respective
officers thereunto duly authorized,
and their respective seals to be
hereunto affixed, all as of the date
written above.
FIDELITY MANAGEMENT & RESEARCH (FAR
EAST), INC. BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

BY:  /s/Billy Wilder
        Billy Wilder
        President

RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR
EAST), INC. AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of
January, 2000 by and between Fidelity
Management & Research (Far East),
Inc., a Massachusetts corporation
(the "Sub-Advisor"); and Fidelity
Investments Japan Limited, a Japanese
corporation (the "Japan SubAdvisor").

 WHEREAS, Fidelity Management &
Research Company, a Massachusetts
corporation (the "Advisor"), has
entered into a Management Contract
(the "Management Contract") with
Fidelity Advisor Series I, a
Massachusetts business trust which
may issue one or more series of
shares of beneficial interest (the
"Trust"), on behalf of Fidelity
Advisor Small Cap Fund (the
"Portfolio"), pursuant to which the
Advisor acts as investment advisor to
the Portfolio; and

 WHEREAS, the Sub-Advisor has entered
into a SubAdvisory Agreement (the
"Sub-Advisory Agreement") with the
Advisor, pursuant to which the Sub
Advisor, directly or through certain
of its subsidiaries or other
affiliated persons, may provide, at
the Advisor's discretion, investment
advice or investment management and
order execution services to the
Portfolio; and

 WHEREAS, the Japan Sub-Advisor has
personnel in Japan, and has been
formed for the purpose, among others,
of researching and compiling
information and recommendations with
respect to the economies of Japan and
other Asian countries and the
securities of issuers located in
Japan and other Asian countries;

 NOW THEREFORE, in consideration of
the premises and the mutual promises
hereinafter set forth, the Sub-
Advisor and the Japan Sub-Advisor
hereby agree as follows:

 1.  Delegation of Duties:  Pursuant
            to paragraph
1(c) of the Sub-Advisory Agreement,
the SubAdvisor hereby delegates to
the Japan SubAdvisor, and the Japan
Sub-Advisor hereby accepts,
responsibility for performing such
nondiscretionary investment advisory
and research services relating to the
Japanese economy and the securities
of Japanese issuers (and such other
Asian economies and issuers as the
Sub-Advisor may request from time to
time) as may be requested of the Sub-
Advisor by the Advisor pursuant to
the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the
salaries and fees of all personnel of
the Japan Sub-Advisor performing such
services on behalf of the Portfolio.

(a)  INVESTMENT ADVICE:  In
connection with the performance of
such services, the Japan SubAdvisor
shall furnish to the Advisor and the
SubAdvisor such factual information,
research reports and investment
recommendations as Advisor or the Sub-
Advisor may reasonably require. Such
information may include written and
oral reports and analyses. All such
reports, recommendations, analyses
and other information may be used,
transferred, assigned or sold by the
Sub-Advisor, in its sole discretion,
without the consent of the Japan Sub-
Advisor.

(b)  SUBSIDIARIES AND AFFILIATES:
The Japan SubAdvisor may perform any
or all of the services contemplated
by this Agreement directly or through
such of its subsidiaries or other
affiliated persons as the Japan Sub-
Advisor shall determine; provided,
however, that performance of such
services through such subsidiaries or
other affiliated persons shall have
been approved by
the Trust to the extent required
pursuant to the 1940 Act and rules
thereunder.
2.  Information to be Provided to the
Trust, the Advisor and the
Sub-Advisor:  The Japan Sub-Advisor
shall furnish such reports,
evaluations, information or analyses
to the Trust, the Advisor, and the
SubAdvisor, as the Trust's Board of
Trustees, the Advisor or the Sub-
Advisor may reasonably request from
time to time, or as the Japan Sub-
Advisor may deem to be desirable.
3.  Compensation:  For the services
provided under this Agreement, the
Sub-Advisor agrees to pay the Japan
Sub-Advisor a monthly fee equal to
100% of the Japan Sub-Advisor's costs
incurred in connection with rendering
the services provided hereunder.  The
Japan Sub-Advisor's fee shall not be
reduced to reflect expense
reimbursements or fee waivers by the
Sub-Advisor or the Advisor, if any,
in effect from time to time.
4.  Expenses:  It is understood that
the Portfolio will pay all of its
expenses other than those expressly
stated to be payable by the Japan Sub-
Advisor hereunder, by the Sub-Advisor
under the Sub-Advisory Agreement or
by the Advisor under the Management
Contract.
5.  Interested Persons:  It is
understood (i) that Trustees,
officers, and shareholders of the
Trust are or may be or become
interested in the Advisor, the Sub-
Advisor or the Japan Sub-Advisor as
directors, officers or otherwise,
(ii) that directors, officers and
stockholders of the Advisor, the Sub-
Advisor or the Japan Sub-Advisor are
or may be or become similarly
interested in the Trust, and (iii)
that the Advisor, the SubAdvisor or
the Japan Sub-Advisor are or may be
or become interested in the Trust as
a shareholder or otherwise.
6.  Services to Other Companies or
Accounts:  The services of the Japan
Sub-Advisor to the SubAdvisor are not
to be deemed to be exclusive, the
Japan Sub-Advisor being free to
render services to others and engage
in other activities, provided,
however, that such other services and
activities do not, during the term of
this Agreement, interfere in a
material manner, with the Japan Sub-
Advisor's ability to meet all of its
obligations hereunder.   The Japan
SubAdvisor shall for all purposes be
an independent contractor and not an
agent or employee of the Sub-Advisor,
the Advisor or the Trust.
7.  Standard of Care:  In the
absence of willful misfeasance, bad
faith, gross negligence or reckless
disregard of obligations or duties
hereunder on the part of the Japan
Sub-Advisor, the Japan Sub-Advisor
shall not be subject to liability to
the Sub-Advisor, the Advisor, the
Trust or to any shareholder of the
Portfolio for any act or omission in
the course, of or connected with,
rendering services hereunder or for
any losses that may be sustained in
the purchase, holding or sale of any
security.
8.  Liability.  Notwithstanding
anything in this Agreement to the
contrary, it is understood that the
Sub-Advisor shall remain liable to
the
Advisor and the Portfolio under the
Sub-Advisory Agreement for the acts
and omissions of Japan SubAdvisor
taken in the course of the performance
of the Japan Sub-Advisor's duties
hereunder to the same extent as would
be the case had the SubAdvisor
performed such acts or omissions
itself, provided, however, that to the
extent the SubAdvisor suffers a loss
to the Advisor or the Portfolio as a
result of or arising out of such acts
or omissions of the Japan Sub-Advisor,
the Sub-Advisor shall be entitled to
seek redress against the Japan Sub-
Advisor in accordance with the terms
hereof.
9.  Duration and Termination of
Agreement; Amendments:
(a)  Subject to prior termination as
provided in subparagraph (d) of this
paragraph 9, this Agreement shall
continue in force until July 31, 2000
and indefinitely thereafter, but only
so
long as the continuance after such
period shall be specifically approved
at least
annually by vote of the Trust's Board
of Trustees or by vote of a majority
of the outstanding voting securities
of the Portfolio.
(b)  This Agreement may be modified
by mutual consent of the Advisor, the
Sub-Advisor, the Japan Sub-Advisor
and the Portfolio subject to the
provisions of Section 15 of the 1940
Act, as modified by or interpreted by
any applicable order or orders of the
Securities and Exchange Commission
(the "Commission") or any rules or
regulations adopted by, or
interpretative releases of, the
Commission.
(c)  In addition to the requirements
of subparagraphs (a) and (b) of this
paragraph 9, the terms of any
continuance or modification of this
Agreement must have been approved by
the vote of a majority of those
Trustees of the Trust who are not
parties to this Agreement or
interested persons of any such party,
cast in person at a meeting called
for the purpose of voting on such
approval.
(d)  Either the Advisor, the Sub-
Advisor, the Japan Sub-Advisor or the
Portfolio may, at any time on sixty
(60) days' prior written notice to
the other parties, terminate this
Agreement, without payment of any
penalty, by action of its Board of
Trustees or Directors, or with
respect to the Portfolio by vote of a
majority of its outstanding voting
securities.  This Agreement shall
terminate automatically in the event
of its assignment.
10.  Limitation of Liability:  The
Japan SubAdvisor is hereby expressly
put on notice of the limitation of
shareholder liability as set forth in
the Declaration of Trust or other
organizational document of the Trust
and agrees that any obligations of
the Trust or the Portfolio arising in
connection with this Agreement shall
be limited in all cases to the
Portfolio and its assets, and the
Japan SubAdvisor shall not seek
satisfaction of any such obligation
from the shareholders or any
shareholder of the Portfolio.  Nor
shall the Japan Sub-Advisor seek
satisfaction of any such obligation
from the Trustees or any individual
Trustee.
11.  Governing Law:  This Agreement
shall be governed by, and construed
in accordance with, the laws of the
Commonwealth of Massachusetts,
without giving effect to the choice
of laws provisions thereof.
  The terms "registered investment
           company," "vote
of a majority of the outstanding
voting securities," "assignment," and
"interested person," when used
herein, shall have the respective
meanings specified in the 1940 Act as
now in effect or as hereafter
amended.
IN WITNESS WHEREOF the parties hereto
                have
caused this instrument to be signed
in their behalf by their respective
officers thereunto duly authorized,
and their respective seals to be
hereunto affixed, all as of the date
written above.
FIDELITY MANAGEMENT & RESEARCH (FAR
EAST), INC. BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

BY:  /s/Billy Wilder
        Billy Wilder
        President

RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR
EAST), INC. AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of
January, 2000, by and between
Fidelity Management & Research (Far
East), Inc., a Massachusetts
corporation (the "Sub-Advisor"); and
Fidelity Investments Japan Limited, a
Japanese corporation (the "Japan Sub
Advisor").

 WHEREAS, Fidelity Management &
Research Company, a Massachusetts
corporation (the "Advisor"), has
entered into a Management Contract
(the "Management Contract") with
Fidelity Advisor Series I, a
Massachusetts business trust which
may issue one or more series of
shares of beneficial interest (the
"Trust"), on behalf of Fidelity
Advisor TechnoQuant Growth Fund (the
"Portfolio"), pursuant to which the
Advisor acts as investment advisor to
the Portfolio; and

 WHEREAS, the Sub-Advisor has entered
into a SubAdvisory Agreement (the
"Sub-Advisory Agreement") with the
Advisor, pursuant to which the Sub
Advisor, directly or through certain
of its subsidiaries or other
affiliated persons, may provide, at
the Advisor's discretion, investment
advice or investment management and
order execution services to the
Portfolio; and

 WHEREAS, the Japan Sub-Advisor has
                   personnel in
                   Japan, and
has been formed for the purpose,
among others, of researching and
compiling information and
recommendations with respect to the
economies of Japan and other Asian
countries and the securities of
issuers located in Japan and other
Asian countries;

 NOW THEREFORE, in consideration of
the premises and the mutual promises
hereinafter set forth, the Sub-
Advisor and the Japan Sub-Advisor
hereby agree as follows:

 1.  Delegation of Duties:  Pursuant
            to paragraph
1(c) of the Sub-Advisory Agreement,
the SubAdvisor hereby delegates to
the Japan SubAdvisor, and the Japan
Sub-Advisor hereby accepts,
responsibility for performing such
non discretionary investment advisory
and research services relating to the
Japanese economy and the securities
of Japanese issuers (and such other
Asian economies and issuers as the
Sub-Advisor may request from time to
time) as may be requested of the Sub-
Advisor by the Advisor pursuant to
the Sub-Advisory Agreement.
The Japan Sub-Advisor shall pay the
salaries and fees of all personnel of
the Japan Sub-Advisor performing such
services on behalf of the Portfolio.

(a)  INVESTMENT ADVICE:  In
connection with the performance of
such services, the Japan SubAdvisor
shall furnish to the Advisor and the
SubAdvisor such factual information,
research reports and investment
recommendations as Advisor or the Sub-
Advisor may reasonably require. Such
information may include written and
oral reports and analyses. All such
reports, recommendations, analyses
and other information may be used,
transferred, assigned or sold by the
Sub-Advisor, in its sole discretion,
without the consent of the Japan
SubAdvisor.

(b)  SUBSIDIARIES AND AFFILIATES:
The Japan SubAdvisor may
perform any or all of the services
contemplated by this Agreement
directly or through such of its
subsidiaries or other affiliated
persons as the Japan Sub-Advisor
shall determine; provided, however,
that performance of such services
through such subsidiaries or other
affiliated persons shall have been
approved by the Trust to the extent
required pursuant to the 1940 Act and
rules thereunder.
2.  Information to be Provided to the
Trust, the Advisor and the
Sub-Advisor:  The Japan Sub-Advisor
shall furnish such reports,
evaluations, information or analyses
to the Trust, the Advisor, and the
SubAdvisor, as the Trust's Board of
Trustees, the Advisor or the Sub-
Advisor may reasonably request from
time to time, or as the Japan Sub-
Advisor may deem to be desirable.
3.  Compensation:  For the services
provided under this Agreement, the
Sub-Advisor agrees to pay the Japan
SubAdvisor a monthly fee equal to
100% of the Japan SubAdvisor's costs
incurred in connection with rendering
the services provided hereunder.  The
Japan Sub-Advisor's fee shall not
be reduced to reflect expense
reimbursements or fee waivers by the
Sub-Advisor or the Advisor, if any,
in effect from time to time.
4.  Expenses:  It is understood that
the Portfolio will pay all of its
expenses other than those expressly
stated to be payable by the Japan Sub-
Advisor hereunder, by the SubAdvisor
under the Sub-Advisory Agreement or
by the Advisor under the Management
Contract.
5.  Interested Persons:  It is
understood (i) that Trustees,
officers, and shareholders of the
Trust are or may be or become
interested in the Advisor, the Sub-
Advisor or the Japan Sub-Advisor as
directors, officers or otherwise,
(ii) that directors, officers and
stockholders of the Advisor, the Sub-
Advisor or the Japan Sub-Advisor are
or may be or become similarly
interested in the Trust, and (iii)
that the Advisor, the SubAdvisor or
the Japan Sub-Advisor are or may be
or become interested in the Trust as
a shareholder or otherwise.
6.  Services to Other Companies or
Accounts:  The services of the Japan
Sub-Advisor to the SubAdvisor are not
to be deemed to be exclusive, the
Japan Sub-Advisor being free to
render services to others and engage
in other activities, provided,
however, that such other services and
activities do not, during the term of
this Agreement, interfere in a
material manner, with the Japan Sub-
Advisor's ability to meet all of its
obligations hereunder.   The Japan
SubAdvisor shall for all purposes be
an independent contractor and not an
agent or employee of the Sub-Advisor,
the Advisor or the Trust.
7.  Standard of Care:  In the absence
of willful misfeasance, bad faith,
gross negligence or reckless
disregard of obligations or duties
hereunder on the part of the Japan
Sub-Advisor, the Japan Sub-Advisor
shall not be subject to liability to
the Sub-Advisor, the Advisor, the
Trust or to any shareholder of the
Portfolio for any act or omission in
the course, of or connected with,
rendering services hereunder or for
any losses that may be sustained in
the purchase, holding or sale of any
security.
8.  Liability.  Notwithstanding
anything in this Agreement to the
contrary, it is understood that the
Sub-Advisor shall
remain liable to the Advisor and the
Portfolio under the SubAdvisory
Agreement for the acts and omissions
of Japan SubAdvisor taken in the
course of the performance of the
Japan Sub-Advisor's duties hereunder
to the same extent as would
be the case had the Sub-Advisor
performed such acts or
omissions itself, provided, however,
that to the extent the Sub-Advisor
suffers a loss to the Advisor or the
Portfolio as a result of or arising
out of such acts or omissions of the
Japan Sub-Advisor, the Sub-Advisor
shall be entitled to seek redress
against the Japan SubAdvisor in
accordance with the terms hereof.
9.  Duration and Termination of
Agreement; Amendments:
(a)  Subject to prior termination as
provided in subparagraph (d) of this
paragraph 9, this
Agreement shall continue in force
until July 31, 2000 and indefinitely
thereafter, but only so long as the
continuance after such period shall
be specifically approved at least
annually by vote of the Trust's Board
of Trustees or by vote of a majority
of the outstanding voting securities
of the Portfolio.
(b)  This Agreement may be modified
by mutual consent of the Advisor, the
Sub-Advisor, the Japan Sub-Advisor
and the Portfolio subject to the
provisions of Section 15 of the 1940
Act, as modified by or interpreted by
any applicable order or orders of the
Securities and Exchange Commission
(the "Commission") or any rules or
regulations adopted by, or
interpretative releases of, the
Commission.
(c)  In addition to the requirements
of subparagraphs (a) and (b) of this
paragraph 9, the terms of any
continuance or modification of this
Agreement must have been approved by
the vote of a majority of those
Trustees of the Trust who are not
parties to this Agreement or
interested persons of any such party,
cast in person at a meeting called
for the purpose of voting on such
approval.
(d)  Either the Advisor, the Sub-
Advisor, the Japan SubAdvisor or the
Portfolio may, at any time on sixty
(60) days' prior written notice to
the other parties, terminate this
Agreement, without payment of any
penalty, by action of its Board of
Trustees or Directors, or with
respect to the Portfolio by vote of a
majority of its outstanding voting
securities.  This Agreement shall
terminate automatically in the event
of its assignment.
10.  Limitation of Liability:  The
Japan SubAdvisor is hereby expressly
put on notice of the limitation of
shareholder liability as set forth in
the Declaration of Trust or other
organizational document of the Trust
and agrees that any obligations of
the Trust or the Portfolio arising in
connection with this Agreement shall
be limited in all cases to the
Portfolio and its assets, and the
Japan SubAdvisor shall not seek
satisfaction of any such obligation
from the shareholders or any
shareholder of the Portfolio.  Nor
shall the Japan Sub-Advisor seek
satisfaction of any such obligation
from the Trustees or any individual
Trustee.
11.  Governing Law:  This Agreement
shall be governed by, and construed
in accordance with, the laws of the
Commonwealth of Massachusetts,
without giving effect to the choice
of laws provisions thereof.
  The terms "registered investment
           company," "vote
of a majority of the outstanding
voting securities," "assignment," and
"interested person," when used
herein, shall have the respective
meanings specified in the 1940 Act as
now in effect or as hereafter
amended.
IN WITNESS WHEREOF the parties hereto
                have
caused this instrument to be signed
in their behalf by their respective
officers thereunto duly authorized,
and their respective seals to be
hereunto affixed, all as of the date
written
above.
FIDELITY MANAGEMENT & RESEARCH (FAR
EAST), INC. BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer
FIDELITY INVESTMENTS JAPAN LIMITED
BY:  /s/Billy Wilder
        Billy Wilder
        President

RESEARCH AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH (FAR
EAST), INC. AND
FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this 1st day of
January, 2000, by and between
Fidelity Management & Research (Far
East), Inc., a Massachusetts
corporation (the "Sub-Advisor"); and
Fidelity Investments Japan Limited, a
Japanese corporation (the "Japan Sub
Advisor").

 WHEREAS, Fidelity Management &
Research Company, a Massachusetts
corporation (the "Advisor"), has
entered into a Management Contract
(the "Management Contract") with
Fidelity Advisor Series I, a
Massachusetts business trust which
may issue one or more series of
shares of beneficial interest (the
"Trust"), on behalf of Fidelity
Advisor Value Strategies Fund (the
"Portfolio"), pursuant to which the
Advisor acts as investment advisor to
the Portfolio; and

 WHEREAS, the Sub-Advisor has entered
into a SubAdvisory Agreement (the
"Sub-Advisory Agreement") with the
Advisor, pursuant to which the Sub
Advisor, directly or through certain
of its subsidiaries or other
affiliated persons, may provide, at
the Advisor's discretion, investment
advice or investment management and
order execution services to the
Portfolio; and

 WHEREAS, the Japan Sub-Advisor has
                   personnel in
                   Japan, and
has been formed for the purpose,
among others, of researching and
compiling information and
recommendations with respect to the
economies of Japan and other Asian
countries and the securities of
issuers located in Japan and other
Asian countries;

 NOW THEREFORE, in consideration of
the premises and the mutual promises
hereinafter set forth, the Sub-
Advisor and the Japan Sub-Advisor
hereby agree as follows:

 1.  Delegation of Duties:  Pursuant
            to paragraph
1(c) of the Sub-Advisory Agreement,
the SubAdvisor hereby delegates to
the Japan SubAdvisor, and the Japan
Sub-Advisor hereby accepts,
responsibility for performing such
non discretionary investment advisory
and research services relating to the
Japanese economy and the securities
of Japanese issuers (and such other
Asian economies and issuers as the
Sub-Advisor
may request from time to time) as may
be requested of the Sub-Advisor by
the Advisor pursuant to the Sub-
Advisory Agreement.
The Japan Sub-Advisor shall pay the
salaries and fees of all personnel of
the Japan Sub-Advisor performing such
services on behalf of the Portfolio.

(a)  INVESTMENT ADVICE:  In
connection with the performance of
such services, the Japan SubAdvisor
shall furnish to the Advisor and the
SubAdvisor such factual information,
research reports and investment
recommendations as Advisor or the Sub-
Advisor may reasonably require. Such
information may include written and
oral reports and analyses. All such
reports, recommendations, analyses
and other information may be used,
transferred, assigned or sold by the
Sub-Advisor, in its sole discretion,
without the consent of the Japan
SubAdvisor.

(b)  SUBSIDIARIES AND AFFILIATES:
The Japan SubAdvisor may perform any
or all of the services contemplated
by this Agreement directly or through
such of its subsidiaries or other
affiliated persons as the Japan Sub-
Advisor shall determine; provided,
however, that performance of such
services through such subsidiaries or
other affiliated persons shall have
been approved by the Trust to the
extent required pursuant to the 1940
Act and rules thereunder.

2.  Information to be Provided to the
Trust, the Advisor and the
Sub-Advisor:  The Japan Sub-Advisor
shall furnish such reports,
evaluations, information or analyses
to the Trust, the Advisor, and the
SubAdvisor, as the Trust's Board of
Trustees, the Advisor or the Sub-
Advisor may reasonably request from
time to time, or as the Japan Sub-
Advisor may deem to be desirable.
3.  Compensation:  For the services
provided under this Agreement, the
Sub-Advisor agrees to pay the Japan
SubAdvisor a monthly fee equal to
100% of the Japan SubAdvisor's costs
incurred in connection with rendering
the services provided hereunder.  The
Japan Sub-Advisor's fee shall not be
reduced to reflect expense
reimbursements or fee waivers by the
Sub-Advisor or the Advisor, if any,
in effect from time to time.
4.  Expenses:  It is understood that
the Portfolio will pay all of its
expenses other than those expressly
stated to be payable by the Japan Sub-
Advisor hereunder, by the SubAdvisor
under the Sub-Advisory Agreement or
by the Advisor under the Management
Contract.
5.  Interested Persons:  It is
understood (i) that Trustees,
officers, and shareholders of the
Trust are or may be or become
interested in the Advisor, the Sub-
Advisor or the Japan Sub-Advisor as
directors, officers or otherwise,
(ii) that directors, officers and
stockholders of the Advisor, the Sub-
Advisor or the Japan Sub-Advisor are
or may be or become similarly
interested in the Trust, and (iii)
that the Advisor, the SubAdvisor or
the Japan Sub-Advisor are or may be
or
become interested in the Trust as a
shareholder or otherwise.
6.  Services to Other Companies or
Accounts:  The services of the Japan
Sub-Advisor to the SubAdvisor are not
to be deemed to be exclusive, the
Japan Sub-Advisor being free to
render services to others and engage
in other activities, provided,
however, that such other services and
activities do not, during the term of
this Agreement, interfere in a
material manner, with the Japan Sub-
Advisor's ability to meet all of its
obligations hereunder.   The Japan
SubAdvisor shall for all purposes be
an independent contractor and not an
agent or employee of the Sub-Advisor,
the Advisor or the Trust.
7.  Standard of Care:  In the absence
of willful misfeasance, bad faith,
gross negligence or reckless
disregard of obligations or duties
hereunder on the part of the Japan
Sub-Advisor, the Japan Sub-Advisor
shall not be subject to liability to
the Sub-Advisor, the Advisor, the
Trust or to any shareholder of the
Portfolio for any act or omission in
the course, of or connected with,
rendering services hereunder or for
any losses that may be sustained
in the purchase, holding or sale of
any security. 8.  Liability.
Notwithstanding anything in this
Agreement to the contrary, it is
understood that the Sub-Advisor shall
remain liable to the Advisor and the
Portfolio under the SubAdvisory
Agreement for the acts and omissions
of Japan SubAdvisor taken in the
course of the performance of the
Japan Sub-Advisor's duties hereunder
to the same extent as would
be the case had the Sub-Advisor
performed such acts or omissions
itself, provided, however, that to
the extent the Sub-Advisor suffers a
loss to the Advisor or the Portfolio
as a result of or arising out of
such acts or omissions of the Japan
Sub-Advisor, the Sub-Advisor shall
be entitled to seek redress against
the Japan SubAdvisor in accordance
with the terms hereof.
9.  Duration and Termination of
Agreement; Amendments:
(a)  Subject to prior termination as
provided in subparagraph (d) of this
paragraph 9, this Agreement shall
continue in force until July 31,
2000 and indefinitely thereafter,
but only so long as the continuance
after such period shall be
specifically approved at least
annually by vote of the Trust's
Board of Trustees or by vote of a
majority of the outstanding voting
securities of the Portfolio. (b)
This Agreement may be modified by
mutual consent of the Advisor, the
Sub-Advisor, the Japan Sub-Advisor
and the Portfolio subject to the
provisions of Section 15 of the 1940
Act, as modified by or interpreted
by any applicable order or orders of
the Securities and Exchange
Commission (the "Commission") or any
rules or regulations adopted by, or
interpretative releases of, the
Commission.
(c)  In addition to the requirements
of subparagraphs (a) and (b) of this
paragraph 9, the terms of any
continuance or modification of this
Agreement must have been approved by
the
vote of a majority of those Trustees
of the Trust who are not parties to
this Agreement or interested persons
of any such party, cast in person at
a meeting called for the purpose of
voting on such approval.
(d)  Either the Advisor, the Sub-
Advisor, the Japan SubAdvisor or the
Portfolio may, at any time on sixty
(60) days' prior written notice to
the other parties, terminate this
Agreement, without payment of any
penalty, by action of its Board of
Trustees or Directors, or with
respect to the Portfolio by vote of
a majority of its outstanding voting
securities.  This Agreement shall
terminate automatically in the event
of its assignment.
10.  Limitation of Liability:  The
Japan SubAdvisor is hereby expressly
put on notice of the limitation of
shareholder liability as set forth
in the Declaration of Trust or other
organizational document of the Trust
and agrees that any obligations of
the Trust or the Portfolio arising
in connection with this Agreement
shall be limited in all cases to the
Portfolio and its assets, and the
Japan SubAdvisor shall not seek
satisfaction of any such obligation
from the shareholders or any
shareholder of the Portfolio.  Nor
shall the Japan Sub-Advisor seek
satisfaction of any such obligation
from the Trustees or any individual
Trustee.
11.  Governing Law:  This Agreement
shall be governed by, and construed
in accordance with, the laws of the
Commonwealth of Massachusetts,
without giving effect to the choice
of laws provisions thereof.
 The terms "registered investment
company," "vote of a majority of the
outstanding voting securities,"
"assignment," and "interested
person," when used herein, shall
have the respective meanings
specified in the 1940 Act as now in
effect or as hereafter amended.
  IN WITNESS WHEREOF the parties
            hereto have
caused this instrument to be signed
in their behalf by their respective
officers thereunto duly authorized,
and their respective seals to be
hereunto affixed, all as of the
date written above.
FIDELITY MANAGEMENT & RESEARCH (FAR
EAST), INC. BY:  /s/Laura B. Cronin
        Laura B. Cronin
        Treasurer

FIDELITY INVESTMENTS JAPAN LIMITED

BY:  /s/Billy Wilder
        Billy Wilder
        President